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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report:                       September 21 , 2001
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                               (Date of earliest event reported)



                             Lehman ABS Corporation
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                   1-11661                       13-3447441
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(State of Incorporation)         (Commission                  (I.R.S. Employer
                                 File Number)                Identification No.)



        3 World Financial Center,
           New York, New York                                        10285
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(Address of Principal Executive Offices)                           (Zip Code)



        Registrant's Telephone Number, including area code (212) 526-7000
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ITEM 5. OTHER EVENTS

On September 21, 2001, Lehman ABS Corporation ("LABS") transferred $29,430,000 aggregate principal amount of 6.85% Debentures, due March 1, 2029, issued by Corning Incorporated (the "Underlying Securities") to the Corporate Backed Trust Certificates, Corning Debenture-Backed Series 2001-35 Trust (the "Trust") established by LABS, which issued Corporate Backed Trust Certificates, Corning Debenture-Backed Series 2001-35 (the "Certificates"), issued pursuant to a Standard Terms for Trust Agreements, dated as of January 16, 2001 (the "Standard Terms"), between LABS and U.S. Bank Trust National Association, as trustee (the "Trustee"), as supplemented by a Series Supplement, dated as of September 21, 2001 (the "Series Supplement" and, together with the Standard Terms, the "Trust Agreement"), between LABS and the Trustee. The Class A-1 Certificates were purchased by Lehman Brothers Inc. ("Lehman") from LABS pursuant to an underwriting agreement, dated September 10, 2001 (the "Underwriting Agreement"), between LABS and Lehman, acting for itself and as representative of the underwriters named in Schedule I of the Underwriting Agreement.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements -- Not Applicable

(b) Pro Forma Financial Information -- Not Applicable

(c) Exhibits


Item 601(a) of
Regulation S-K
  Exhibit No.                       Description
  -----------                       -----------
     4.1 Series Supplement, dated as of September 21, 2001, between Lehman ABS Corporation, as Depositor, and U.S. Bank Trust National Association, as Trustee.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             LEHMAN ABS CORPORATION


                                             /s/ RENE CANEZIN
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                                                 Name:  Rene Canezin
                                                 Title: Senior Vice President


September 21, 2001


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                                 INDEX TO EXHIBITS


  Exhibit No.                       Description
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     4.1         Series Supplement, dated as of September 21, 2001, between
                 Lehman ABS Corporation, as Depositor, and U.S. Bank Trust National Association, as Trustee.